As filed with the Securities and Exchange Commission
on November 9, 2011
Securities Act of 1933 Registration No. 033-51308
Investment Company Act of 1940 Registration No. 811-7142

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 75 ☑
and/or

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 77 ☑

Highland Funds II

(Exact Name of Registrant as Specified in Charter)
c/o Highland Funds Asset Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of Principal Executive Office)
Registrant’s Telephone Number, including Area Code: 1-972-628-4100

Mr. R. Joseph Dougherty
c/o Highland Funds Asset Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and Address of Agent for Service)
With a copy to:

Mr. Ethan Powell
c/o Highland Funds Asset Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
It is proposed that this filing be effective:
☑	Immediately upon filing pursuant to paragraph (b) of Rule 485

☐	On (date) pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
This post-effective amendment relates solely to Highland Energy and Materials Fund (the “Fund”), a new series of Highland Funds II (the “Trust”). No information relating to any other series or shares of the Trust is amended or superseded hereby. This post-effective amendment is being filed to register Class A, C, R and Y shares of the Fund.

Statement of Additional Information Dated November 8, 2011
HIGHLAND FUNDS II
HIGHLAND ENERGY AND MATERIALS FUND
Class/Ticker: A/HEFAX, C/HEFCX, R/HEFRX, Y/HEFYX
NexBank Tower
13455 Noel Road, Suite 800, Dallas, Texas 75240
(877) 665-1287
     This Statement of Additional Information (“SAI”) is not a prospectus but provides additional information that should be read in conjunction with the Highland Energy and Materials Fund’s (the “Fund”) Prospectuses, dated September 21, 2011, and any supplements thereto. Copies of the Fund’s Prospectuses are available upon request by calling the Fund at (877) 665-1287, visiting the Fund’s website (http://www.highlandfunds.com) or writing to the Fund, P.O. Box 9840, Providence, RI 02940. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectuses.

THE FUND
     Highland Energy and Materials Fund (the “Fund”) is a non-diversified series of Highland Funds II (the “Trust”), an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended. The Fund will offer four classes of shares: Class A, Class C, Class R and Class Y. As of the date of this SAI, the Fund has not yet commenced operations.
DESCRIPTION OF NON-PRINCIPAL INVESTMENTS AND RISK FACTORS
     The following information supplements the discussion of the investment policies and strategies of the Fund described in the Prospectuses. In pursuing its objective, the Fund will invest as described in the Prospectuses and as described below with respect to the following non-principal investment policies and strategies.
     In addition to the principal investments described in the Prospectus, Highland Funds Asset Management, L.P. (“Highland” or the “Adviser”) may also invest some of the Fund’s assets in short-term U.S. government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Fund to make investments quickly and to serve as collateral with respect to certain of its investments. However, if the Adviser believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices, a greater percentage of the Fund’s assets may be invested in such obligations. The Fund may purchase securities on a when-issued or forward commitment basis, engage in securities lending activities, and invest up to 33 1/3% of its total assets in reverse repurchase agreements when aggregated with all other borrowings (other than temporary borrowings). The Fund may also invest its assets without limitation in high yield bonds (also known as “junk bonds”) which are bonds typically rated below investment grade by one or more nationally recognized statistical ratings organizations (“NRSROs”). NRSROs generally regard high-yield debt securities as predominately speculative with respect to ability to pay interest and repay principal and riskier than higher-rated debt securities. Appendix A contains additional information concerning the characteristics of the ratings used by certain NRSROs. From time to time, in the sole discretion of the Adviser, cash balances of the Fund may be placed in a money market fund or investments may be made in shares of other investment companies, subject to the applicable limits under the Investment Company Act of 1940, as amended (the “1940 Act”).
     Limited Role in Affairs of Portfolio Companies. Although the Adviser does not take an active role in the affairs of the companies in which the Fund has positions other than voting proxies with respect to the Fund’s portfolio holdings, it will be the policy of the Fund to take such steps as are necessary to protect its economic interests. If the opportunity presents itself, the Adviser reserves the option for any of its partners to accept a role on the board of directors of any company, regardless of whether the Fund holds any of the company’s securities.
     Financial Futures. The Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

     Fixed-Income and Other Debt Securities
     Fixed-income and other debt instrument securities include all bonds, high yield or “junk” bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Fund will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by the Fund. The market value of the fixed-income obligations held by the Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the fixed-income obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising.
     Ratings made available by NRSROs are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, the Adviser also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.
     Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See “When-Issued Securities and Forward Commitments” below.
     Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
     Medium-, Lower-Rated and Unrated Securities. Securities rated in the fourth highest category by a NRSRO, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.
     Generally, medium- or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.
     The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities, and unrated securities of comparable quality, generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower-rated debt securities, the Adviser’s research and credit analysis are an especially important part of managing securities of this type held by the Fund.
     In addition, the market for securities in lower-rated categories is more volatile than that for higher-rated securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.
     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of these securities by the Fund, but the Adviser will consider this event in its determination of whether the Fund should continue to hold the securities.
     The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.
     In considering investments for the Fund, the Adviser will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. The analysis of the Adviser focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.
     The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.
     Investments in high-yield debt obligations or other debt obligations that are at risk of, or are in, default present special tax issues for a Fund investing in or holding such securities. See “Income Tax Considerations” below.
     Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Securities and Exchange Commission’s (“SEC”) restrictions that limit investments in illiquid securities to no more than 15% of the value of the Fund’s net assets.

     U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of the Federal National Mortgage Association or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. To the extent the Fund invests in U.S. Government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.
     Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.
     U.S. Government securities also include securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on the debt issued by private entities through the earlier of the maturity date of the debt or June 30, 2012.
     U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.
     Mortgage-Related Securities. There are several risks associated with mortgage-related securities. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in the Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, the Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.
     Collateralized Mortgage Obligations (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.
     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Adviser, the Fund’s restrictions on investments in illiquid instruments will apply.
     Zero Coupon Securities. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities (including when not advantageous to do so) to satisfy the Fund’s distribution obligations (see “Tax Matters” below), in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”). STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry Safekeeping (“CUBES”), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
     Custodial Receipts. Custodial receipts or certificates include Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation certificates (“FICO Strips”). CATS, TIGRs and FICO Strips are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt the Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.
     Illiquid Securities
     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. The Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable.
     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.
• Rule 144A Securities. The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Adviser will monitor the liquidity of Rule 144A securities in the Fund’s portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
The Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund’s limit on illiquid securities. The Board of Trustees, with advice and information from the Adviser, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from the Adviser, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, the Fund’s illiquidity could increase and the Fund could be adversely affected.
• Section 4(2) Commercial Paper. The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Adviser believes that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board of Trustees are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities. The Fund will not invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).
     Borrowing and Lending
     Borrowing. The Fund may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires that the Fund maintain asset coverage of at least

300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. The Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce its borrowings, the Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.
     Securities Loans. The Fund may seek additional income by making secured loans of its portfolio securities through its custodian, PFPC Trust Company. Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. PFPC Trust Company will charge the Fund transaction fees based on the securities lending services provided. The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit, which collateral will be maintained at all times in an amount equal to 102% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, PFPC Trust Company will reinvest the cash. The Fund will bear the risk of any loss on the reinvested cash, however PFPC Trust Company will share in any returns on income amounts invested. The cost of securities lending is not reflected in the “Shareholder Fees” table in the Fund’s prospectuses.
     Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.
     The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The Fund also bears the risk that the value of investments made with collateral may decline. Although the Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to vote upon or consent to material matters, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.
     Securities lending also exposes the Fund to counterparty risk, as the borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights. The creditworthiness of firms to which the Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser.

     Derivatives
     The Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Tax considerations may limit the Fund’s ability to invest in certain derivatives. See “Income Tax Considerations” below.
     Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.
     The Fund may write (sell) call and put options on stocks, securities, indices and foreign currencies in an attempt to increase income. When the Fund writes a call option, it gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a call option, the Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.
     When the Fund writes a put option, it gives the purchaser of the option the right to sell, and obligates the Fund to buy, the underlying security at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.
     The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing options, the Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.
     When the Fund writes a call option, it will “cover” its obligation by owning and earmarking the underlying security or other assets on the books of the Fund’s custodian. When the Fund writes a put option, it will “cover” its obligation by earmarking assets at the Fund’s custodian.
     The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price during the option period.
     The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund’s portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. Upon exercise, the Fund would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.
     The Fund’s activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”).
     Options on Securities Indices. The Fund may write put and call options on securities indices listed on domestic and on foreign exchanges. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.
     Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. When the Fund writes a put or call option on a securities index, it will cover the position by earmarking assets with the Fund’s custodian.
     Options on Foreign Currencies. The Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.
     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.
     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. The Fund’s ability to terminate over-the-counter options (“OTC Options”) will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.
     Forward Currency Contracts. Because, when investing in foreign securities, the Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.
     A forward currency contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. The Fund earmarks liquid securities at its custodian in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.
     The Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.
     While these contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund’s ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.
     The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.
     Futures Contracts and Related Options. To the extent consistent with applicable law, the Fund may invest in futures contracts on, among other things, individual equity securities, securities indices, interest rates, currencies, and inflation indices. The sale of a futures contract creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.
     Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).
     Futures contracts and related options involve costs and may result in losses in excess of the amount invested in the futures contract or related option. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on one security or commodity is used to hedge a different security or commodity or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.
     The Fund’s ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or option on a futures contract position, and that the Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.
     If the Fund purchases or sells a futures contract it is only required to deposit initial and variation margin as required by relevant regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If the Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.

     Other Investment Policies
     Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Fund may enter into credit default swap agreements, interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”
     In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The Fund intends to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into swap agreements unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to the Fund by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.
     In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.
     Investments in swaps involve the exchange by the Fund with another party of their respective commitments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps may involve leverage and can be highly volatile and may have a considerable impact on the Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of the Fund’s other illiquid securities, to 15% of the Fund’s net assets.
     The Funds may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

     Credit default swap agreements are subject to greater risk than direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. A buyer in a credit default swap contract will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, the Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.
     The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. If the Fund uses credit default swaps to leverage its portfolio, it will be exposed to additional risks, including the risk that the Fund’s use of leverage will magnify the effect of any losses the Fund incurs since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.
     When-Issued Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of interests in Senior Loans and other portfolio securities, including on a “when-issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased by the Fund under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. For forward commitments that are cash settled, the Fund will designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such commitments.
     Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.
     Repurchase Agreements. The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date). When participating in repurchase agreements, the Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at the agreed-upon price at a later date. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Such transactions afford an opportunity for the Fund to earn a return on available liquid assets at minimal market risk, although the Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. If the counterparty to a repurchase agreement defaults on its repurchase obligation pursuant to the repurchase agreement, the Fund may lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of the Fund is unsettled and the Fund’s realization upon the collateral may be delayed or limited. No specific limitation exists as to the percentage of the Fund’s assets that may be used to participate in repurchase agreements.
     Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to securities held by the Fund that could otherwise be sold by the Fund. In a reverse repurchase agreement, the Fund sells a security held by the Fund and simultaneously obtains the commitment of the purchaser (typically, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed-upon price on an agreed-upon date. The Fund will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require that, if securities are sold by the Fund under a reverse repurchase agreement, the Fund designate or segregate liquid assets in an amount equal to the Fund’s daily marked to market value of such agreement. Reverse repurchase agreements are considered borrowings of money by the Fund and as such would be subject to the restrictions on issuing senior securities described below under “Investment Restrictions.” Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the proceeds of the sale received from the counterparty. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.
     Emerging Markets. The Fund may invest without limitation in emerging market countries.
     Investing in emerging market countries involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     Money Market Instruments. The Fund may invest in money market instruments. Money market securities are high-quality, dollar-denominated, short-term instruments. They consist of (i) bankers’ acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.
     Convertible Securities. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock.
     Asset Coverage. To assure that the Fund’s use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by earmarking liquid securities with its custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to these instruments or contracts.
     Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may purchase warrants and rights, provided that the Fund presently does not intend to invest more than 10% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.
     Short-Term Trading. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Fund in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Fund and its transaction costs, and could result in higher taxes for shareholders if Fund shares are held in a taxable account.
     Micro Cap Securities. The Fund may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.
     Securities of Other Investment Companies. Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Fund may not purchase shares of an investment company if (a) such a purchase would cause the Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause the Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of the Fund’s total assets would be invested in the aggregate in all investment companies. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.
     Privately-Placed Securities. The Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.
     Initial Public Offerings (“IPOs”). The Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
     The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.
     Operating Deficits. The expenses of operating the Fund (including the fees payable to the Adviser) may exceed its income, thereby requiring that the difference be paid out of the Fund’s capital, reducing the Fund’s investments and potential for profitability.
     Accuracy of Public Information. The Adviser selects investments for the Fund, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the Adviser by the issuers or through sources other than the issuers. Although the Adviser evaluates all such information and data and ordinarily seeks independent corroboration when the Adviser considers it appropriate and when such corroboration is reasonably available, the Adviser is not in a position to confirm the completeness, genuineness or accuracy of such information and data.

     Trading Limitations. For all securities listed on a securities exchange, including options listed on a public exchange, the exchange generally has the right to suspend or limit trading under certain circumstances. Such suspensions or limits could render certain strategies difficult to complete or continue and subject the Fund to loss. Also, such a suspension could render it impossible for the Adviser to liquidate positions and thereby expose the Fund to potential losses. Finally, to the extent that advisory personnel of the Adviser acquire material non-public information in the course of service on the board of directors or creditor’s committee of a company, the Fund may be prevented from buying or selling securities of that company.
     Risks of Interest Only Mortgage-Backed Securities. “Interest only” mortgage-backed securities present a heightened risk of total loss of investment.
     Risks of Inverse Floaters. As interest rates rise, inverse floaters produce less current income. A change in prevailing interest rates will often result in a greater change in the interest rate paid by an inverse floater. As a result, inverse floaters may have a greater degree of volatility than other types of interest-bearing securities of similar credit quality.
PORTFOLIO TURNOVER
      The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the securities held by the Fund will be sold whenever the Adviser believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that the Fund will bear directly, and can cause the Fund to recognize more short-term capital gains (which are taxable to shareholders at higher rates than long-term capital gains). The Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.
INVESTMENT RESTRICTIONS
     The investment restrictions below have been adopted by the Board of Trustees. Fundamental policies of the Fund may be changed only with the approval of a “vote of a majority of the outstanding voting securities” of the Fund. A “vote of a majority of the outstanding voting securities” of the Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. If a percentage policy set forth in the Prospectuses or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of the Fund or pertains to the Fund’s limitations on borrowing and investment in illiquid securities.
     Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as previously defined in “Description of Non-Principal Investments and Risk Factors”). The Fund may not:
1.	Issue senior securities or borrow in excess of the amounts permitted by the 1940 Act;

2.	Underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

3.	Lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities), but this limitation does not apply to the purchase of debt securities and other Senior Loans in which it is authorized to invest in accordance with its investment objective and policies or to repurchase agreements.
In addition,
4. The Fund will not borrow money, except that the Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, and (d) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.
5. The Fund will not make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry, except that the Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of energy and materials companies (as defined in the Prospectus).
6. The Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.
7. The Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.
     Non-Fundamental Investment Restrictions. The Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board of Trustees without shareholder approval. The Fund may not:
1.	Acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments that are illiquid; and
2.	Borrow on margin, notwithstanding fundamental investment restriction number 2, unless such activity is permitted by applicable law.
     Other Information. The following commentary is intended to help investors better understand the meaning of the Fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the Fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided the by SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Fund’s fundamental policies.
     The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. A lender to the Fund may require that the Fund pledge its assets as collateral. If the Fund were to default on a loan secured by pledged assets, the lender would be entitled to foreclose on and dispose of the pledged assets, but the lender could retain only the amount of assets (or the disposition proceeds of such assets) necessary to pay off the defaulted loan.

     Under the 1940 Act, a fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time the borrowing for temporary purposes is made.
     For purposes of non-fundamental investment restriction number 2 above, the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing, as well as margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin.

MANAGEMENT OF THE TRUST
     The Board of Trustees (the “Board”) provides broad oversight of the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Fund is c/o Highland Funds Asset Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.
INDEPENDENT TRUSTEES

				Number of
				Portfolios in
				Highland	Other
	Position(s)	Term of Office		Fund Complex	Directorships/
	with the	and Length of	Principal Occupation(s)	Overseen	Trusteeships	Experience, Qualifications, Attributes,
Name and Age	Fund	Time Served	During Past Five Years	by Trustee(1)	Held	Skills for Board Membership
Timothy K. Hui (Age 63)	Trustee	Indefinite Term; Trustee since 2011.	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Philadelphia Biblical University.	22	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Scott F. Kavanaugh (Age 50)	Trustee	Indefinite Term; Trustee since 2011.	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice-Chairman, President and Chief Operating Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	22	None	Significant experience on this and/or other boards of directors/trustees; significant executive experience including current and past service as chairman and chief executive officer of a bank; other financial industry and banking experience.

				Number of
				Portfolios in
				Highland	Other
	Position(s)	Term of Office		Fund Complex	Directorships/
	with each	and Length of	Principal Occupation(s)	Overseen	Trusteeships	Experience, Qualifications, Attributes,
Name and Age	Fund	Time Served	During Past Five Years	by Trustee(1)	Held	Skills for Board Membership
James F. Leary (Age 81)	Trustee	Indefinite Term; Trustee since 2011.	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	22	Board Member of Capstone Group of Funds (7 portfolios)	Significant experience on this and/or other boards of directors/trustees; significant executive experience including past service as chief financial officer of an operating company; audit committee financial expert.

Bryan A. Ward (Age 56)	Trustee	Indefinite Term; Trustee since 2011.	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	22	None	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

INTERESTED TRUSTEE

R. Joseph Dougherty[2] (Age 41)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since 2011.	Team Leader of Highland Capital Management, L.P. (“HCM”) (a registered investment adviser afiliated with HFAM) since 2000, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	22	None	Positions and experience at HFAM and HCM; continuing service as President and Chief Executive Officer of the Trust; significant executive and financial experience.

OFFICERS

Name	Position(s)	Term of Office and Length of	Principal Occupation(s)
and Age	with each Fund	Time Served	During Past Five Years
R. Joseph Dougherty (Age 41)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since inception in 2006; President and Chief Executive Officer since December 2008	Team Leader of HCM since 2000, Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

Brian Mitts (Age 40)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Senior Retail Fund Analyst of HCM since 2007 and Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (Age 36)	Secretary	Indefinite Term; Secretary since November 2010	Senior Retail Fund Analyst of HCM since 2007 and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2006.

Matthew S. Okolita (Age 30)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since May 2010	Chief Compliance Officer of HCM and Cummings Bay Capital Management, L.P. (a sub-adviser) since May 2010; Chief Compliance Officer of Highland Capital Management Europe, LTD (an FSA registered adviser) and certain other investment advisers affiliated with the Adviser since June 2010; Compliance Manager of HCM from March 2008 to May 2010; Legal Associate at NewStar Financial Inc. (a commercial finance company) from August 2006 to December 2007; Compliance Associate at Commonwealth Financial Network (a registered investment adviser/broker-dealer) from January 2004 to August 2006.

[1]	The “Highland Fund Complex” consists of all of the registered investment companies advised by HFAM and HCM (a registered investment adviser affiliated with HFAM) as of the date of this SAI.

[2]	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with HFAM and HCM.

Qualifications of Trustees
     The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
     In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.
Trustees’ Compensation
     The officers of the Trust and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust receive no direct remuneration from the Trust. The following table sets forth the aggregate compensation anticipated to be paid to each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) by the Trust and the total compensation anticipated to be paid to each of the Trustees by the Highland Fund Complex for the fiscal year ended June 30, 2011.

					Total
			Pension or Retirement		Compensation
	Aggregate	Aggregate	Benefits Accrued as	Estimated Annual	From
Name of	Compensation	Compensation	Part of the Fund’s	Benefits Upon	the Highland Fund
Trustee	From the Fund	From the Trust	Expense	Retirement	Complex
Interested Trustee
R. Joseph Dougherty	$0	$0	$0	$0	$0
Independent Trustees
Timothy K. Hui	$0	$38,5000	$0	$0	$150,000
Scott F. Kavanaugh	$0	$38, 500	$0	$0	$150,000
James F. Leary	$0	$38, 500	$0	$0	$150,000
Bryan A. Ward	$0	$38,500	$0	$0	$150,000
     Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets.
Role of the Board of Trustees, Leadership Structure and Risk Oversight
The Role of the Board of Trustees
     The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, and the distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this Statement of Additional Information. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Structure and Leadership
     The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Chairman of the Board, Mr. R. Joseph Dougherty, also serves as President and Chief Executive Officer of the Trust, and as such he participates in the oversight of the Trust’s day-to-day business affairs. The Board believes that Mr. Dougherty’s roles as both Chairman of the Board and President and Chief Executive Officer of the Trust facilitates communications between the Adviser and the Board and helps to enhance the remaining Trustees’ understanding of the operations of the Adviser and the Trust. Mr. Dougherty is an “interested person” of the Trust (an “Interested Trustee”) because of his position with Highland. The Trustees meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, each of which is comprised exclusively of all of the Independent Trustees and each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Nominating Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.
     Audit Committee. Pursuant to the Audit Committee Charter adopted by the Board of Trustees, the function of the Audit Committee is to (1) oversee the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements and (2) assist in Board oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward (effective as of February 18, 2011). The Audit Committee met three times during the fiscal year ending September 30, 2010. Mr. Kavanaugh acts as the Chairman of the Audit Committee.
     Nominating Committee. The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward (effective as of February 18, 2011). During the fiscal year ending September 30, 2010, the members of the Nominating Committee, previously called the Governance Committee, met in executive session with their independent legal counsel two times to address governance related matters. The Nominating Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.
     Litigation Committee. The Litigation Committee’s function is to seek to address any potential conflicts of interest among the Trust and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and the Adviser or another client of the Adviser. The Litigation

Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Litigation Committee was not formed until after, and therefore did not meet during the fiscal year ending September 30, 2010. The Litigation Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.

     Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The QLCC was not formed until after, and therefore did not meet during, the fiscal year ending September 30, 2010. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.
     The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.
     The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including having an Interested Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) Highland’s role in the operation of the Trust’s business; (ii) the extent to which the work of the Board is conducted through the standing Committees, each of whose meetings are chaired by an Independent Trustee and comprised of all Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iv) Mr. Dougherty’s additional role with Highland, which enhances the Board’s understanding of the operations of the Adviser.
Board Oversight of Risk Management
     The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.
     In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Adviser and other service providers, including reports regarding the investment portfolios of the Fund and each other series of the Trust, the compliance of the Fund and each other series of the Trust with applicable laws, and the Fund’s financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Fund and each other series of the Trust with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio managers of the Fund and each other series of the Trust to receive reports regarding the management of theapplicable fund, including its investment risks.

Share Ownership
     The following table shows the dollar range of equity securities beneficially owned by the Trustees in the Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Highland Fund Complex as of December 31, 2010.

Aggregate Dollar Range of
Equity Securities Owned
	Dollar Range of Equity	in All Funds Overseen by
Name of	Securities Owned in	Trustee in the Highland
Trustee	the Fund	Fund Complex
Interested Trustee
R. Joseph Dougherty	None	Over $100,000
Independent Trustees
Timothy K. Hui	None	$1- $10,000
Scott F. Kavanaugh	None	$10,001 - $50,000
James F. Leary	None	$10,001 - $50,000
Bryan A. Ward	None	$1 - $10,000
Trustee Positions
     As of December 31, 2010, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser or Underwriter or any person controlling, controlled by or under common control with any such entities.
Code of Ethics
     The Fund and the Adviser have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s portfolio manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the codes of ethics of the Fund and the Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.
Anti-Money Laundering Compliance
     The Fund and its service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Fund and its service providers may request additional information from you to verify your identity. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.
Proxy Voting Policies
     The Board has delegated voting of proxies in respect of the Fund’s portfolio holdings to the Adviser to vote the Fund’s proxies in accordance with the Adviser’s Proxy Voting Policy. Pursuant to the Adviser’s Proxy Voting Policy, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. The Adviser’s Proxy Voting Policies are attached as Appendix B.

     The Fund’s proxy voting record for the most recent 12 month period ended June 30 will be available (i) without charge, upon request, by calling (877) 665-1287 and (ii) on the SEC’s website (http://www.sec.gov). Information as of June 30 each year will generally be available on or about the following August 31.
Policy on Disclosure of Portfolio Holdings
     The Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, Financial Advisors and affiliated persons of the Fund and (ii) clients of the Adviser or its affiliates that invest in the Fund or such clients’ consultants. No compensation or other consideration is received by the Funds, the Adviser or any other person for these disclosures. A list of the entities that receive the Fund’s portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Company	Frequency	Lag
MorningStar Inc.	Quarterly	60 days after quarter end
Lipper, Inc.	Quarterly	60 days after quarter end
Thomson Financial	Quarterly	60 days after quarter end
     The largest five portfolio holdings are posted to the Highland Funds website on a monthly basis. In addition, certain service providers to the Fund, Adviser, Transfer Agent or Underwriter, such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Fund, transfer agents and entities providing contingent deferred sales charge (“CDSC”) financing, may for legitimate business purposes receive the Fund’s portfolio holdings information earlier than 30 days after month end. If the Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of that Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end.
     Disclosure of the Fund’s portfolio securities as an exception to the Fund’s normal business practice requires a Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Fund, the Adviser or any other person for these disclosures. The Trustees will review annually a list of such entities that received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Fund’s shareholders on the one hand and the Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.
     Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).
     Portfolio holdings of the Fund are disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six-month fiscal period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

     The Fund’s top five holdings also are posted on the Fund’s website at www.highlandfunds.com no sooner than 10 days after the end of each month. The day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Fund.
     Finally, the Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.
INVESTMENT ADVISORY SERVICES
HFAM serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, HFAM, among other things: (i) continuously furnishes an investment program for the Fund; (ii) places orders for the purchase and sale of securities for the accounts of the Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of the Fund, or hires a sub-adviser to do so. Pursuant to a separate administration agreement, Highland also provides certain administration services to the Fund. See “Administrator/Sub-Administrator” below.
HFAM will carry out its duties under the Investment Advisory Agreement at its own expense. The Fund will pay its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.
The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of HFAM, HFAM shall not be subject to liability to the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates.
The Investment Advisory Agreement permits HFAM, subject to the approval of the Board and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of HFAM’s responsibilities under the Investment Advisory Agreement. In this event, HFAM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement.
Investment Advisory Fee
Under the Investment Advisory Agreement with the Fund, HFAM receives a monthly fee, computed and accrued daily, at the annual rate of 1.25% of the Average Daily Managed Assets of the Fund. “Average Daily Managed Assets” of the Fund means the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial average).
Securities Activities of HFAM
Securities held by the Fund also may be held by other funds or separate accounts for which HFAM acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by HFAM for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for the Fund or other client of HFAM arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of HFAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
On occasions when HFAM (under the supervision of the Board) deem the purchase or sale of a security to be in the best interests of the Trust as well as other funds or accounts for which HFAM acts as an adviser, it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by HFAM in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for the Fund.
INFORMATION REGARDING THE PORTFOLIO MANAGER
     The portfolio manager of the Fund is Amit Walia. This section provides information about funds and accounts, other than the Fund, for which the portfolio manager is primarily responsible for the day-to-day portfolio management.
     As of August 31, 2011, Amit Walia did not manageany additional client accounts.
Compensation Structure — Highland
     Each of Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland, which may include the amount of assets supervised and other management roles within Highland. Base compensation is determined by taking into account current industry norms and market data to ensure that Highland pays a competitive base compensation.
     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:
     Short-Term Incentive Plan—The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland in order to promote the success of Highland.
     Long-Term Incentive Plan—The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland.
     Because each person’s compensation is based on his or her individual performance, Highland does not have a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland.

Conflicts of Interest — HFAM
Because the portfolio manager may manage other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of other accounts the portfolio manager may manage and potential conflicts in the allocation of investment opportunities between the Fund and other accounts. HFAM has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are also described below.
HFAM
HFAM and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, HFAM and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, HFAM and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.
HFAM has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. HFAM has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, HFAM furnishes advisory services to numerous clients in addition to the Fund, and HFAM may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to HFAM or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, HFAM, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale HFAM recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that HFAM, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, HFAM may refrain from rendering any advice or services concerning securities of companies of which any of HFAM’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which HFAM or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, HFAM includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
HFAM, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, HFAM will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, HFAM will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.
While HFAM does not believe there will be frequent conflicts of interest, if any, HFAM and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between HFAM’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of HFAM and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that HFAM’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.
Ownership of Securities
     The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio manager. This information is provided as of the date of this SAI.

Dollar Range of the Fund’s Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager
Amit Walia	None
ADMINISTRATOR/SUB-ADMINISTRATOR
     Under an administration agreement dated as of December 4, 2006, as amended from time to time, Highland provides administration services to the Fund, provides executive and other personnel necessary to administer the Fund and furnishes office space to the Fund. Highland receives a monthly administration fee from the Fund, computed and accrued daily, at an annual rate of 0.20% of the Fund’s Average Daily Managed Assets. The Fund pays all expenses other than those paid by Highland, including but not limited to printing and postage charges and securities registration and custodian fees. Under a separate sub-administration agreement, dated as of December 4, 2006, as amended from time to time Highland has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY”) (formerly, PNC Global Investment Servicing (U.S.) Inc.) 760 Moore Road, King of Prussia, Pennsylvania 19406, and pays BNY a portion of the fee it receives from the Fund (0.01% of average gross assets). BNY has agreed to provide corporate secretarial services, prepare and file various reports with the appropriate regulatory agencies, assist in preparing various materials required by the SEC, and prepare various materials required by any state securities commission having jurisdiction over the Fund.
ACCOUNTING SERVICES AGENT
     BNY provides accounting services to the Fund pursuant to an accounting services agreement with the Trust dated as of December 4, 2006, as amended from time to time. BNY receives a monthly accounting services fee from the Fund, computed and accrued daily, at an annual rate of 0.065% of the total assets of the Fund for the first $200 million, 0.045% of the total assets of the Fund for the next $200 million and 0.025% of the total assets of the Fund over $400 million, subject to annual monthly minimum fee of $6,666, exclusive of out of pocket expenses.
UNDERWRITER
     Shares of the Fund are offered for sale on a continuous basis through the Fund’s principal underwriter, BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (the “Underwriter”). The Underwriter will use all reasonable efforts in connection with distribution of shares of the Fund.
     The Fund has agreed to pay all expenses in connection with registration of its shares with the SEC, auditing and filing fees in connection with registration of its shares under the various state blue sky laws, the cost of preparation of the Prospectuses and other expenses.
     Highland performs certain services and incurs certain expenses with respect to the promotion and distribution of Fund shares. The Underwriter pays Highland for promotion and distribution expenses incurred by it in respect of the Fund (“service payments”). Such service payments are made out of commissions retained by the Underwriter after it has first been paid its own compensation and been reimbursed for its own expenses (including amounts paid by the Underwriter to financial intermediaries in connection with sales of the Fund) (“underwriter concessions”), provided that in no event shall the Underwriter be required to use in excess of 50% of the underwriter concessions retained by the Underwriter to make such service payments. During some periods, underwriter concessions received by the Underwriter may be insufficient to pay Highland fully for its promotional and distribution expenses. In such cases, the Underwriter agrees to pay such service payments to the extent of the available underwriter concessions and pay the balance of such service payments as the Underwriter receives underwriter concessions in future periods.
DISTRIBUTION AND SERVICE FEE PLAN
     The Distribution and Service Fee Plan (the “Plan”) requires the payment of a monthly service fee to the Underwriter at the annual rate of 0.35% of the average daily net assets attributable to Class A shares, 0.70% of the average daily net assets attributable to Class C shares of the Fund. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund. The Trustees of the Fund have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Fund and their shareholders. For instance, asset growth resulting from the Plan can be expected to benefit the Fund’s shareholders through the realization of economies of scale and potentially lower expense levels.
     The Underwriter may pay certain Financial Advisors whose clients own shares of the Fund monthly distribution fees with respect to a given share class at a rate greater than that set forth above, so long as the total payments paid by the Fund to the Underwriter for each share class under a Plan for distribution fees do not exceed the stated percentages. In the event that there are insufficient assets in the Plan to make a contractually required payment to a Financial Advisor, the Adviser has agreed to pay such Financial Advisor at its own expense out of its own financial resources. See “Shareowner Guide — How to Invest in the Highland Funds—Distribution and Service Fees” in the Fund’s Prospectus for additional information on “revenue sharing” payments. The Underwriter and the Adviser will not agree to make distribution payments to Financial Advisors from assets of the Plan in an amount exceeding 0.10% and 0.75% of the average daily net assets attributable to Class A and Class C shares, respectively. Any shareholder purchasing shares of a fund through a Financial Advisor should check with the Financial Advisor to determine the distribution fees it is receiving.
TRANSFER AGENT
     BNY provides transfer agency and dividend disbursing services for the Fund. As part of these services, BNY maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes the Fund’s cash distributions to shareholders.
CUSTODIAN
     PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, is the custodian for the Fund. PFPC Trust Company is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. PFPC Trust Company does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, located at Two Financial Center, 60 South Street, Boston, MA 02111, serves as the independent registered public accounting firm for the Fund. The independent registered public accounting firm audits and reports on the annual financial statements, and performs other professional accounting, auditing and tax services when engaged to do so.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Selection of Broker-Dealers; Order Placement
     Subject to the overall review of the Fund’s Board of Trustees, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Fund, for selecting the broker or dealer to be used and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     The Adviser and its affiliates manage other accounts, including private funds and individual accounts that invest in Fund investments. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).
Commission Rates; Brokerage and Research Services
     The Adviser seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser routes its orders to various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or the Fund. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.
Certain Affiliations
     The Fund, HFAM and HCM are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of HFAM. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers. The Fund may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to a 1940 Act rule. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.
     In addition to the affiliation with NexBank, the Fund and HFAM are currently affiliated with Barrier Advisors, Inc. (“Barrier”), a restructuring and financial advisor, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of HFAM. NexBank, Barrier and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by HFAM (the “Portfolio Companies”). For example, NexBank may provide agent services for Portfolio Companies under credit agreements pursuant to which the Fund may be a lender; Barrier may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. NexBank, Barrier, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.
     The Fund’s Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between Highland and the Fund.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
          The Fund will commence operations on or following the date of this SAI, and therefore, no shareholder owns beneficially more than 5% of the outstanding shares of the Fund as of the date of this SAI.
PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
     Class A shares are sold at NAV per share plus a maximum initial sales Chave imposed at the time of purchase as discussed in the Prospectus.
     The following information supplements the discussion of methods for reducing or eliminating sales charges in the Class A, Class C, and Class R Shares Prospectus.
Right of Accumulation
     Reduced sales charges on Class A Shares of the Fund can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Prospectus). The applicable sales charge is based on the combined total of:
1. the current purchase; and
2. the value at the public offering price at the close of business on the previous day of the Fund’s and any Participating Fund’s Class A Shares held by the shareholder, the shareholder’s spouse or the shareholder’s minor children.
     The Fund and the shareholder’s Financial Advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation at any time without notice.
Letter of Intent
     Any person may qualify for reduced sales charges on purchases of Class A Shares of the Fund made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.
     During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A Shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Fund to sell the amount specified in the Letter.
     If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Advisor shall return to the Fund the excess commission previously paid to the Financial Advisor during the 13-month period.
     If the amount specified in the Letter is not purchased, the shareholder shall remit to the Fund an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A Shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted by the Fund to the shareholder’s Financial Advisor of record.
     Additional information about, and the terms of, Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.
Reinstatement Privilege
     A shareholder who has redeemed Class A or Class C Shares of the Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A Shares or Class C Shares, respectively, of the Fund or another Participating Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent receives a reinstatement request and payment. The Fund will not pay your Financial Advisor a commission on any reinvested amount. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax advisor.
Privileges of Financial Advisors
     Class A Shares of the Fund may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.
Sponsored Arrangements
     Class A Shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.
     Class A Shares may also be purchased at a reduced or zero sales charge by clients of Financial Advisors that have entered into agreements with the Underwriter pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements and by participants in certain retirement plans.
Class C Shares. Class C shares will be offered at their net asset value per share next determined after a purchase order is received, without imposition of an initial sales charge. Class C shares are sold subject to a maximum 1.00% CDSC applicable for one year after purchase as disclosed in the Prospectus.
The CDSC is calculated by multiplying the CDSC percentage by the lesser of the share class’ net asset value of the block of shares being redeemed at the time of their purchase or its net asset value at the time of redemption. To ensure that you pay the lowest CDSC possible, the Fund uses the shares with the lowest CSDC to fill your redemption requests.
Class C shares do not convert to Class A shares after a specified period of time.
Trail commissions of up to 1.00% may be paid to Financial Advisors that provide on-going services with respect to Class C shares.
Class R Shares. Class R shares will be offered at their net asset value per share next determined after a purchase order is received, without the imposition of an initial sales charge or CDSC. Trail commissions of up to 0.50% may be paid to Financial Advisors that provide on-going services with respect to Class R shares.
Class Y Shares. Class Y shares will be offered without the imposition of a sales charge, CDSC, or a distribution and service fee (Rule 12b-1 fee).
Purchases Through Financial Advisors
Class A, Class C, Class R and Class Y shares of the Fund are currently available to clients and customers of Financial Advisors as provided above. Certain features of the Fund, such as initial and subsequent investment minimums, redemption fees and certain operational procedures, may be modified or waived subject to agreement with or among the Trust, HFAM or the Distributor and such Financial Advisors. Financial Advisors may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased or redeemed directly from the Trust or the Distributor. Therefore, a client or customer should contact their investment adviser and/or Financial Advisors acting on his or her behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read the Prospectus in light of the terms governing his or her account with the Financial Advisor. Financial Advisors will be responsible for promptly reporting client or customer purchase and redemption orders to the Trust in accordance with their agreements with their clients or customers and their agreements with or among the Trust, HFAM or the Distributor.
CDSCs
A CDSC payable to the Fund is imposed on certain redemptions of Class A and Class C shares of the Fund, however effected. Class A and Class C shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) shares that were purchased more than a fixed number of years prior to the redemptions, (2) reinvestment of dividends or capital gains distributions, or (3) capital appreciation of shares redeemed. The amount of any applicable CDSC will be calculated by multiplying the applicable percentage charge by the lesser of (1) the net asset value of the Class A or Class C shares at the time of purchase or (2) the net asset value of the Class A or Class C shares at the time of redemption. The CDSC on Class A and Class C shares is 1% for redemptions only during the first year after purchase and Class A and Class C shares have no automatic conversion feature.
In determining the applicability and rate of any CDSC to a redemption of shares of the Fund, the Fund will assume that a redemption is made first of shares representing reinvestment of dividends and capital gain distributions and then of other shares held by the shareholder for the longest period of time. This assumption will result in the CDSC, if any, being imposed at the lowest possible rate.
Waiver of CDSCs
     CDSCs may be waived on redemptions in the following situations with the proper documentation:
1.	Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.	Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code. To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.	Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.	Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).
     The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.

INCOME TAX CONSIDERATIONS
     The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign and other tax laws.
Taxation of the Fund
     The Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:
     (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);
     (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and
     (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.
     In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
     For purposes of meeting the diversification requirement described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification requirement described in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet diversification test in (b) above.

     If the Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
     If the Fund were to fail to meet the income or diversification test described in (a) and (b) above, the Fund could in some cases cure such a failure, including by paying a Fund-level tax and, in the case of a diversification test failure, disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends-received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower long-term capital gain rate in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
     The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. Any investment company taxable income retained by the Fund will be subject to Fund-level tax at regular corporate rates. If the Fund retains any net capital gain, it will be subject to Fund-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
     In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, the Fund generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
     If the Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, the Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

     The Fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a RIC under the Code and generally to avoid U.S. federal income or excise tax. Under current law, the Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of equalization accounting, will reduce the amount of income and gains that the Fund is required to distribute as dividends to shareholders in order for the Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. The Fund’s net asset value generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.
     Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Very generally, instead, subject to certain limitations, the Fund may carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund has incurred net capital losses in a taxable year beginning before December 22, 2010, including any losses incurred by the Highland Floating Rate Advantage Fund or Highland Floating Rate Fund (each, an “Acquired Fund”) in any such taxable year of that Acquired Fund and “carried over” to the Fund in connection with the Reorganization (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years to offset any capital gains realized during such subsequent taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains.
     If the Fund incurs net capital losses in taxable years beginning after December 22, 2010, including, if applicable and subject to certain limitations, any losses incurred by an Acquired Fund in any such taxable year of the Acquired Fund that have “carried over” to the Fund in connection with the Reorganization, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term capital gains to shareholders (taxable to individual shareholders as ordinary income) than would have resulted under the previous regime described above. The Fund must use any such carryforwards, which will not expire, applying them first against gains of the same character before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period.
     The Fund’s ability to use certain of the net capital losses carried over from the Acquired Funds to offset the Fund’s capital gains will be limited by certain “loss limitation” provisions under the Code. The Fund’s net capital losses could be subject to additional limitations in the future as a result of any future acquisitive reorganizations or shifts in ownership of the Fund by certain 5% shareholders. The Fund’s available capital loss carryforwards will be set forth in its annual shareholder report for each fiscal year.
     Fund Distributions
     Distributions are taxable to shareholders even if they are paid from gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.
     The Fund will send you information after the end of each calendar year (generally on an IRS Form 1099) setting the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and Capital Gain Dividends (as defined below) may also be subject to state, local or other taxes.

     For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by the Fund (generally on an IRS Form 1099) as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.
     In order for some portion of the dividends received by the Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. The Fund does not expect a significant portion of Fund distributions to be eligible for treatment as qualified dividend income.
     Dividends of net investment income received by corporate shareholders of the Fund generally will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)). The Fund does not expect a significant portion of Fund distributions to be eligible for this corporate dividends-received deduction.
     If the Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report (generally on an IRS Form 1099) a portion of its distributions as qualified dividend income or as eligible for the dividends received deduction, as applicable, provided the Fund meets holding period and other requirements with respect to shares of the investment company.
     Any distribution of income that is attributable to (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
Return of Capital Distributions
     If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
     Dividends and distributions on the Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects either unrealized gains or realized but undistributed gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, the Fund is required to distribute realized income and gains regardless of whether the Fund’s net asset value also reflects unrealized losses.
Tax Implications of Certain Fund Investments
     Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.
     Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, the Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

     Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by the Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, the Fund will be required to include the OID or acquisition discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
     A substantial portion of the Fund’s investments in loans and other debt obligations will be treated as having market discount and/or OID, which, in some cases, could be significant.
     Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.
     If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities including at a time when it may not be advantageous to do so. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger capital gain or ordinary dividend, respectively, than they would in the absence of such transactions.
     Investments in high-yield debt obligations or other distressed debt obligations that are at risk of or in default present special tax issues for the Fund investing in or holding such securities. Tax rules are not entirely clear about issues such as whether or to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, OID or market discount, when and to what extent the Fund may take deductions for bad debts or worthless securities and how the Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund as necessary in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
     A portion of the OID paid or accrued on certain high-yield discount obligations owned by the Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.
     The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a real estate investment trust (“REIT”) or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholder of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Tax-Exempt Shareholders” below.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
     The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent years.
     Any equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.
     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. These withholding and other taxes will decrease the Fund’s yield on the securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.
     The Fund’s derivatives transactions, as well as any hedging, straddle and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because these and other tax rules applicable to derivative financial instruments are in some cases uncertain under current law an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.
     In addition, certain of the Fund’s derivatives transactions and investments foreign currency-denominated debt instruments as well as any of the Fund’s transactions in foreign currencies or its hedging activities, are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income (if any). If the Fund’s book income exceeds the sum of its taxable income (including net realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.
     To the extent the Fund participates in short sales by contracting for the sale of securities it does not own and later purchasing securities necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, the Fund’s short sale transactions can increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.
Backup Withholding
     The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Sale, Exchange or Redemption of Fund Shares
     The sale, exchange or redemption of Fund shares may give rise to a gain or loss to the shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
     Shareholders may be entitled to offset their Capital Gain Dividends with capital loss. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

Tax Shelter Reporting Regulations
     Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Non-U.S. Shareholders
     Distributions properly designated Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.
     However, effective for taxable years of the Fund beginning before January 1, 2012, the Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs” as defined below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund in a written notice to shareholders (“short-term capital gain dividends”). The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. The exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise.
     In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
     A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).
     Foreign shareholders with respect to whom income from the Fund is effectively connect with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.
     Special rules apply to distributions to certain foreign shareholders from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC or would be a USRPHC absent certain exclusions from the definition thereof. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Fund generally does not expect that it will be a USRPHC or would be USRPHC but for the operation of the special exceptions referred to above, and thus does not expect these special tax rules to apply.
     In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.
     A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.
Tax-Exempt Shareholders
     Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
     A tax-exempt shareholder may also recognize UBTI if the Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
     In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund to the extent it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of the Fund and the Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.
     CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Fund.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts and Other Foreign Financial Assets
     Effective for taxable years beginning after March 18, 2010, and subject to specified exceptions, certain individuals (and, to the extent provided in forthcoming U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any).Shareholders could be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders should consult a tax advisor regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
     New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure, including by a U.S. person, to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.
     The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance), to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and interest-related and short-term capital gain dividends), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons will generally not be subject to withholding, so long as they provide the Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.
     Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.
Shares Purchased Through Tax Qualified Plans
     Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Trust as an investment through such plans and the precise effect of an investment on their particular tax situation.
General Considerations
     The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.

FUND HISTORY AND ADDITIONAL INFORMATION
The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Declaration of Trust dated August 10, 1992, as amended from time to time (the “Declaration”). Currently, there are 17 funds in the Trust, of which 13 are publicly offered. Prior to February 22, 2011, the Trust was known as the GE Funds.
In the interest of economy and convenience, physical certificates representing shares of the Fund are not issued. BNY Mellon Asset Servicing maintains a record of each shareholder’s ownership of shares of the Fund.
Shareholder Liability. Massachusetts law provides that shareholders of the Fund may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration disclaims shareholder liability for acts or obligations of the Trust, however, and permits notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee of the Trust. The Declaration provides for indemnification from the property of the Fund for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder of the Fund incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust and the Fund in such a way so as to avoid, as far as practicable, ultimate liability of the shareholders for liabilities of the Fund.
Shareholder Rights and Voting. When issued, shares of the Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each Class represents an identical interest in the Fund’s investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (1) the designation of each Class; (2) the sales arrangement; (3) certain expenses allocable exclusively to each Class; (4) voting rights on matters exclusively affecting a single Class; and (5) the exchange privilege of each Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Board, on an ongoing basis, will consider whether any conflict exists and, if so, will take appropriate action. The Board may amend the Declaration of Trust without the vote of shareholders in order to conform the provisions to tax or regulatory requirements, or to make other changes that do not materially affect the rights of shareholders. In addition, the Trustees may reclassify and redesignate any series or class of shares outstanding, as long as the action does not materially adversely affect the rights of the affected shareholders. The Declaration of Trust permits the Trustees to terminate the Fund, under certain circumstances, without the vote of shareholders and the Board may do so after providing appropriate notice to the Fund’s shareholders.
     When matters are submitted for shareholder vote, each shareholder of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all funds of the Trust vote as a single class on all matters except (1) matters affecting the interests of one or more of the fund or classes of a fund, in which case only shares of the affected funds or classes would be entitled to vote or (2) when the 1940 Act requires the vote of an individual fund. Normally, no meetings of shareholders of the funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders of record of no less than a majority of the outstanding shares of the Trust may remove a Trustee for cause through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust’s outstanding shares. Shareholders who satisfy certain criteria will be assisted by the Trust in communicating with other shareholders in seeking the holding of the meeting.
FINANCIAL STATEMENTS
Since the Fund has not commenced operation as of the date of this SAI, there are no financial statements for the Fund. When they become available, financial statements will be available without charge upon request by call the Fund at (877) 665-1287.

APPENDIX A — RATINGS CATEGORIES
     Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).
Moody’s
Long-term Obligation Ratings
Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa
Obligations rated Aa are judged to be of high quality and subject to very low credit risk.
A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C

Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Obligation Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P
Long-term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: (i) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation, (ii) nature of and provisions of the obligation, and (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, or operating company and holding company obligations.)
AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is subject of bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations or which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.
B-1 A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2 A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3 A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
SPUR (S&P’s Underlying Rating)
This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

APPENDIX B
HIGHLAND FUNDS ASSET MANAGEMENT, L.P.
PROXY VOTING POLICY
1. Application; General Principles
          1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
          1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
          2.1 Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.
          2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.
The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.
          2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis

& Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.
          2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to Highland’s Compliance Department at least quarterly.
               2.4.1. For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.
     2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
     2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.
3.	Conflicts of Interest
          3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.
     3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

     3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).
     3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
     3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
     3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
          3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
     3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.
     3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
     4. Recordkeeping, Retention and Compliance Oversight
          4.1 The Company shall retain records relating to the voting of proxies, including:
     4.1.1 Copies of this Policy and any amendments thereto.
     4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually. 4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.
     4.1.4 Records of each vote cast by the Company on behalf of Clients.

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

     4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
     4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
          4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
          4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.
          4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.
          4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.
          4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.
Adopted by the Company’s Compliance Committee: March 24, 2009, amended June 17, 2009, and April 16, 2010.

PART C
OTHER INFORMATION
Item 28. Exhibits

Exhibit No.	Description of Exhibit
(a)(1)	Declaration of Trust is incorporated herein by reference to Exhibit (a)(1) to Post-Effective Amendment No. 67 to the Registration Statement, previously filed with the Commission on September 22, 2011.

(a)(2)	Certificate of Amendment of Declaration of Trust, is incorporated herein by reference to Exhibit 1(b) to Pre-Effective Amendment No. 3 to the Registration Statement, previously filed with the Commission on December 14, 1992.

(a)(3)	Form of Amendment to the Declaration of Trust to add GE Short-Term Government Fund (“Short-Term Government Fund”) and GE International Equity Fund (“International Equity Fund”).*

(a)(4)	Form of Amendment to Declaration of Trust to add GE Mid-Cap Growth Fund (“Mid-Cap Growth Fund”) and GE International Fixed Income Fund (“International Income Fund”), is incorporated herein by reference to Exhibit 1(d) to Post-Effective Amendment No. 12 to the Registration Statement, previously filed with the Commission on June 17, 1994.

(a)(5)	Form of Amendment to Declaration of Trust to add GE Premier Growth Equity Fund (“Premier Growth Fund”), is incorporated herein by reference to Exhibit 1(e) to Post-Effective Amendment No. 18 to the Registration Statement, previously filed with the Commission on August 1, 1996 (Accession Number 0001010410-96-000006).

(a)(6)	Form of Amendment to Declaration of Trust to add GE Value Equity Fund (“Value Equity Fund”) and GE Government Securities Fund (“Government Securities Fund”), is incorporated herein by reference to Exhibit 1(f) to Post-Effective Amendment No. 21 to the Registration Statement, previously filed with the Commission on June 24, 1997 (Accession Number 0000899140-97-000493).

(a)(7)	Form of Amendment to Declaration of Trust to add GE Small-Cap Value Equity Fund (“Small-Cap Value Fund”), GE Small-Cap Growth Equity Fund (“Small-Cap Growth Fund”), GE Mid-Cap Value Equity Fund (“Mid-Cap Value Fund”) and GE High Yield Fund (“High Yield Fund”), is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 25 to the Registration Statement, previously filed with the Commission on July 24, 1998 (Accession Number 000101410-98-000118). High Yield Fund was terminated on February 28, 2003.

(a)(8)	Form of Amendment to Declaration of Trust to add GE Europe Equity Fund (“Europe Fund”) and GE Emerging Markets Fund (“Emerging Markets Fund”), is incorporated herein by reference to Exhibit (a)(8) to Post-Effective Amendment No. 27 to the Registration Statement, previously filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000212). Emerging Markets Fund was terminated on May 31, 2002.

(a)(9)	Certificate of Amendment to Declaration of Trust, is incorporated herein by reference to Exhibit (a)(9) to Post-Effective Amendment No. 29 to the Registration Statement, previously filed with the Commission on September 3, 1999 (Accession Number 0000889812-99-002635).

(a)(10)	Amendment to Establishment of Designation of Classes, is incorporated herein by reference to Exhibit (a)(10) to Post-Effective Amendment No. 29 to the Registration Statement, previously filed with the Commission on September 3, 1999 (Accession Number 0000889812-99-002635).

Exhibit No.	Description of Exhibit
(a)(11)	Form of Amendment to Declaration of Trust to add GE Premier Research Equity Fund (“Premier Research Fund”), GE Premier International Equity Fund (“Premier International Fund”), GE Premier Value Equity Fund (“Premier Value Fund”) and GE S&P 500 Index Fund, is incorporated herein by reference to Exhibit (a)(12) to Post-Effective Amendment No. 32 to the Registration Statement, previously filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001903).

(a)(12)	Amended and Restated Designation of Series and Classes, is incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 46 to the Registration Statement, previously filed with the Commission on January 28, 2008 (Accession Number 0001193125-08-013125).

(a)(13)	Amended and Restated Designation of Series and Classes, is incorporated herein by reference to Exhibit (a)(11) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(a)(14)	Amended and Restated Designation of Series and Classes, to change the name of GE Strategic Investment Fund to GE Total Return Fund, is incorporated herein by reference to Exhibit (a)(13) to Post-Effective Amendment No. 50 to the Registration Statement, previously filed with the Commission on January 27, 2009 (Accession Number 0001193125-09-011822).

(a)(15)	Name Change Amendment to Declaration of Trust, dated as of February 16, 2011, previously filed with the Commission on February 18, 2011 (Accession Number 0001193125-11-040501).

(a)(16)	Amended and Restated Designation of Series and Classes, is incorporated herein by reference to Exhibit (1)(p) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14, previously filed with the Commission on August 25, 2011 (Accession Number 0000950123-11-080210).

(a)(17)	Amended and Restated Designation of Series and Classes, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(b)	Amended and Restated By-Laws, are incorporated herein by reference to Exhibit (b) to Post-Effective Amendment No. 71 to the Registration Statement, previously filed with the Commission on October 21, 2011 (Accession Number 0000950123-11-091243).

(c)	Not applicable.

(d)(1)	Form of Investment Advisory and Administration Agreement, is incorporated herein by reference to Exhibit 5 to Pre-Effective amendment No. 3 to the Registration Statement, previously filed with the Commission on December 14, 1992.

(d)(2)	Form of Investment Advisory Agreement for Mid-Cap Growth Fund and International Income Fund, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 12 to the Registration Statement, previously filed with the Commission on June 17, 1994.

(d)(3)	Form of Administration Agreement for Mid-Cap Growth Fund and International Income Fund, is incorporated herein by reference to Exhibit 9(c) to Post-Effective amendment number twelve to the Registration Statement, previously filed with the Commission on June 17, 1994.

(d)(4)	Form of Investment Advisory Agreement for Short-Term Government Fund and International Equity Fund.*

(d)(5)	Form of Investment Advisory and Administration Agreement for Premier Growth Fund, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 18 to the

Exhibit No.	Description of Exhibit
Registration Statement, previously filed with the Commission on August 1, 1996 (Accession Number 0001010410-96-000006).

(d)(6)	Form of Investment Advisory and Administration Agreement for Value Equity Fund and Government Securities Fund, is incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 21 to the Registration Statement, previously filed with the Commission on June 24, 1997 (Accession Number 0000899140-97-000493).

(d)(7)	Form of Amended and Restated Investment Advisory and Administration Agreement for Tax-Exempt Fund, is incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 21 to the Registration Statement, previously filed with the Commission on June 24, 1997 (Accession Number 0000899140-97-000493).

(d)(8)	Form of Sub-Investment Advisory Agreement for Tax-Exempt Fund, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 21 to the Registration Statement, previously filed with the Commission on June 24, 1997 (Accession Number 0000899140-97-000493).

(d)(9)	Form of Investment Advisory and Administration Agreement for Small-Cap Value Fund, Small-Cap Growth Fund, Mid-Cap Value Fund and High Yield Fund, is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 25 to the Registration Statement, previously filed with the Commission on July 24, 1998 (Accession Number 00001010410-98-000118). High Yield was terminated on February 28, 2003.

(d)(10)	Form of Investment Sub-Advisory Agreement for Small-Cap Value Fund, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 25 to the Registration Statement, previously filed with the Commission on July 24, 1998 (Accession Number 00001010410-98-000118).

(d)(11)	Form of Amended and Restated Investment Advisory and Administration Agreement for Mid-Cap Value Fund, is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 27 to the Registration Statement, previously filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000212).

(d)(12)	Form of Amended and Restated Investment Advisory and Administration Agreement for High Yield Fund, is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 27 to the Registration Statement, previously filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000212). High Yield Fund was terminated on February 28, 2003.

(d)(13)	Form of Investment Advisory and Administration Agreement for Europe Fund, is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 27 to the Registration Statement, previously filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000212).

(d)(14)	Form of Investment Advisory and Administration Agreement for Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 27 to the Registration Statement, previously filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000212). Emerging Markets was terminated on May 31, 2002.

(d)(15)	Form of Investment Sub-Advisory Agreement for Mid-Cap Value Fund, is incorporated herein by reference to Exhibit (d)(14) to Post-Effective Amendment No. 27 to the Registration Statement, previously filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000212).

Exhibit No.	Description of Exhibit
(d)(16)	Form of Investment Sub-Advisory Agreement for High Yield Fund, is incorporated herein by reference to Exhibit (d)(15) to Post-Effective Amendment No. 27 to the Registration Statement, previously filed with the Commission on January 27, 1999 (Accession Number 0000889812-99-000212). High Yield Fund was terminated on February 28, 2003.

(d)(17)	Form of Investment Advisory and Administration Agreement for Premier Research Fund, is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 32, previously filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001903).

(d)(18)	Form of Investment Advisory and Administration Agreement for Premier International Fund, is incorporated herein by reference to Exhibit (d)(13) to Post-Effective Amendment No. 32, previously filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001903).

(d)(19)	Form of Investment Advisory and Administration Agreement for Premier Value Fund, is incorporated herein by reference to Exhibit (d)(14) to Post-Effective Amendment No. 32, previously filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001903).

(d)(20)	Form of Investment Advisory and Administration Agreement for S&P 500 Index Fund, is incorporated herein by reference to Exhibit (d)(15) to Post-Effective Amendment No. 32, previously filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001903).

(d)(21)	Form of Investment Sub-Advisory Agreement for S&P 500 Index Fund, is incorporated herein by reference to Exhibit (d)(20) to Post-Effective Amendment No. 32 to the Registration Statement, previously filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001903).

(d)(22)	Amendment No. 1 to Investment Advisory and Administration Agreement dated October 1, 2008, between GE Funds, with respect to GE Small-Cap Equity Fund and GE Asset Management Incorporated, is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(d)(23)	Investment Advisory and Administration Agreement for GE Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(17) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 001193125-08-190223).

(d)(24)	Investment Advisory and Administration Agreement for GE High Yield Fund, is incorporated herein by reference to Exhibit (d)(18) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(d)(25)	First Amended and Restated Sub-Advisory Agreement, dated October 1, 2008, between GE Asset Management Incorporated and Palisade Capital Management, L.L.C., with respect to GE Small-Cap Equity Fund, is incorporated herein by reference to Exhibit (d) (22) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(d)(26)	Sub-Advisory Agreement, dated October 1, 2008, between GE Asset Management Incorporated and Champlain Investment Partners, LLC, with respect to GE Small-Cap Equity Fund, is

Exhibit No.	Description of Exhibit
incorporated herein by reference to Exhibit (d)(23) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(d)(27)	Sub-Advisory Agreement, dated October 1, 2008, between GE Asset Management Incorporated and GlobeFlex Partners, LP, with respect to GE Small-Cap Equity Fund, is incorporated herein by reference to Exhibit (d)(24) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(d)(28)	Sub-Advisory Agreement, dated October 1, 2008, between GE Asset Management Incorporated and SouthernSun Asset Management, Inc., with respect to GE Small-Cap Equity Fund, is incorporated herein by reference to Exhibit (d)(25) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 001193125-08-190223).

(d)(29)	Amendment Number 1 dated May 1, 2009, to the Investment Advisory and Administration Agreement dated January 5, 1993, between GE Funds, with respect to GE Total Return Fund (formerly GE Strategic Investment Fund) and GE Asset Management Incorporated, is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 52 to the Registration Statement, previously filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094162).

(d)(30)	Investment Sub-Advisory Agreement dated May 1, 2009, by and among GE Asset Management Incorporated, GE Funds, on behalf of GE Total Return Fund, and Urdang Securities Management, Inc., is incorporated herein by reference to Exhibit (d)(23) to Post-Effective Amendment No. 52 to the Registration Statement, previously filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094162).

(d)(31)	Sub-Advisory Agreement, dated August 23, 2010, between GE Asset Management Incorporated and SouthernSun Asset Management, LLC, is incorporated herein by reference to Exhibit (d)(31) to Post-Effective Amendment No. 56 to the Registration Statement, previously filed with the Commission on January 28, 2011 (Accession Number 0001193125-11-017014).

(d)(32)	Form of Investment Advisory Agreements between each Highland Fund and Highland Funds Asset Management, L.P., is incorporated herein by reference to Exhibit (d)(32) to Post-Effective Amendment No. 57 to the Registration Statement, previously filed with the Commission on February 9, 2011 (Accession Number 0001193125-11-028887).

(d)(33)	Form of Sub-Advisory Agreement between Highland Funds Asset Management, L.P. and GE Asset Management Incorporated, is incorporated herein by reference to Exhibit (d)(33) to Post-Effective Amendment No. 57 to the Registration Statement, previously filed with the Commission on February 9, 2011 (Accession Number 0001193125-11-028887).

(d)(34)	Form of Sub-Advisory Agreement for Highland Small-Cap Equity Fund between Highland Funds Asset Management, L.P. and Palisade Capital Management, L.L.C., is incorporated herein by reference to Exhibit (d)(34) to Post-Effective Amendment No. 57 to the Registration Statement, previously filed with the Commission on February 9, 2011 (Accession Number 0001193125-11-028887).

(d)(35)	Form of Sub-Advisory Agreement for Highland Small-Cap Equity Fund between Highland Funds Asset Management, L.P. and Champlain Investment Partners, LLC, is incorporated herein by reference to Exhibit (d)(35) to Post-Effective Amendment No. 57 to the Registration Statement, previously filed with the Commission on February 9, 2011 (Accession Number 0001193125-11-028887).

Exhibit No.	Description of Exhibit
(d)(36)	Form of Investment Advisory Agreement between Highland Funds II, on behalf of Highland Trend Following Fund, and Highland Funds Asset Management, L.P. is incorporated herein by reference to Exhibit (6)(jj) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14, previously filed with the Commission on September 14, 2011 (Accession Number 0000950123-11-084448).

(d)(37)	Form of Sub-Advisory Agreement for Highland Trend Following Fund between Highland Funds Asset Management, L.P. and Incline Capital, LLC is incorporated herein by reference to Exhibit (6)(kk) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14, previously filed with the Commission on September 14, 2011 (Accession Number 0000950123-11-084448).

(d)(38)	Form of Investment Advisory Agreement between Highland Funds II, on behalf of Highland Energy and Materials Fund, and Highland Funds Asset Management, L.P., previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(d)(39)	Form of Investment Advisory Agreement between Highland Funds II, on behalf of Highland Dividend Equity Fund, and Highland Funds Asset Management, L.P., previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(d)(40)	Form of Sub-Advisory Agreement for Highland Dividend Equity Fund between Highland Funds Asset Management, L.P. and Brookmont Capital Management, LLC, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(d)(41)	Form of Investment Advisory Agreement between Highland Funds II, on behalf of Highland Alpha Trend Strategies Fund, and Highland Funds Asset Management L.P., previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(d)(42)	Form of Sub-Advisory Agreement for Highland Alpha Trend Strategies Fund between Highland Funds Asset Management, L.P. and Anchor Capital Management Group, Inc., previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(d)(43)	Form of Fee Waiver Agreement for Highland Trend Following Fund between Highland Trend Following Fund Asset Management, L.P. and Highland Funds II, is incorporated herein by reference to Exhibit (6)(nn) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14, previously filed with the Commission on September 14, 2011 (Accession Number 0000950123-11-084448).

(d)(44)	Form of Investment Advisory Agreement between Highland Funds II, on behalf of Highland Alternative Income Fund, and Highland Funds Asset Management L.P.**

(d)(45)	Form of Sub-Advisory Agreement for Highland Alternative Income Fund between Highland Funds Asset Management, L.P. and Anchor Capital Management Group, Inc.**

(e)(1)	Form of Distribution Agreement, is incorporated herein by reference to Exhibit 6 to Pre-Effective Amendment No. 3 to the Registration Statement, previously filed with the Commission on December 14, 1992.

(e)(2)	Form of Distribution Agreement, is incorporated herein by reference to Exhibit 6 to Pre-Effective Amendment No. 4 to the Registration Statement, previously filed with the Commission on January 5, 1993.

(e)(3)	Form of Amended Shareholder Servicing Agreement, is incorporated herein by reference to

Exhibit No.	Description of Exhibit
Exhibit 15(b) to Post-Effective Amendment No. 3 to the Registration Statement, previously filed with the Commission on September 1, 1993.

(e)(4)	Form of Distribution Agreement, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 5 to the Registration Statement, previously filed with the Commission on November 18, 1993.

(e)(5)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement, is incorporated herein by reference to Exhibit 15 (b) to Post-Effective Amendment No. 5 to the Registration Statement, previously filed with the Commission on November 18, 1993.

(e)(6)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement, is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 28 to the Registration Statement, previously filed with the Commission on July 7, 1999 (Accession Number 0000889812-99-002088).

(e)(7)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement for Short-Term Government Fund, is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 28 to the Registration Statement, previously filed with the Commission on July 7, 1999 (Accession Number 0000889812-99-002088).

(e)(8)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement, is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 38 to the Registration Statement, previously filed with the Commission on January 27, 2003 (Accession Number 0001047469-03-002642).

(e)(9)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement for Short-Term Government Fund, is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 38 to the Registration Statement, previously filed with the Commission on January 27, 2003 (Accession Number 0001047469-03-002642).

(e)(10)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement, is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 46 to the Registration Statement, previously filed with the Commission on January 28, 2008 (Accession Number 0001193125-08-013125).

(e)(11)	Form of Amended and Restated Shareholder Servicing and Distribution Agreement for Short-Term Government Fund, is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 46 to the Registration Statement, previously filed with the Commission on January 28, 2008 (Accession Number 0001193125-08-013125).

(e)(12)	Fourth Amended and Restated Shareholder Servicing and Distribution Agreement, is incorporated herein by reference to Exhibit (m) (3) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(e)(13)	Form of Underwriting Agreement between Highland Funds II and BNY Mellon Distributors Inc., previously filed with the Commission on February 18, 2011 (Accession Number 0001193125-11-040501).

(e)(14)	Form of Exhibit A to Underwriting Services Agreement between Highland Funds II and BNY Mellon Distributors Inc, is incorporated herein by reference to Exhibit (7)(o) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14, previously filed with the Commission on August 25, 2011 (Accession Number 0000950123-11-080210).

Exhibit No.	Description of Exhibit
(e)(15)	Exhibit A to Underwriting Agreement between BNY Mellon Distributors Inc. and Highland Funds II, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(f)	Not applicable.

(g)(1)	Form of Custodian Contract, is incorporated herein by reference to Exhibit 8 to Pre-Effective Amendment No. 3 to the Registration Statement, previously filed with the Commission on December 14, 1992.

(g)(2)	Form of Custody Agreement between Highland Funds II and The Bank of New York Mellon, previously filed with the Commission on February 18, 2011 (Accession Number 0001193125-11-040501).

(g)(3)	Form of Exhibit A to Custody Agreement between Highland Funds II and The Bank of New York Mellon, is incorporated herein by reference to Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14, previously filed with the Commission on August 25, 2011 (Accession Number 0000950123-11-080210).

(g)(4)	Form of Schedule II to Custody Agreement between The Bank of New York Mellon and Highland Funds II, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(h)(1)	Form of Transfer Agency and Service Agreement, is incorporated herein by reference to Exhibit 9 to Pre-Effective Amendment No. 3 to the Registration Statement, previously filed with the Commission on December 14, 1992.

(h)(2)	Form of Transfer Agency and Service Agreement, is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 41 to the Registration Statement, previously filed with the Commission on November 22, 2004 (Accession Number 0001193125-04-201477).

(h)(3)	Amendment No. 2 to Transfer Agency Services Agreement between GE Funds and PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.), dated June 29, 2010, is incorporated herein by reference to Exhibit (h)(17) to Post-Effective Amendment No. 56 to the Registration Statement, previously filed with the Commission on January 28, 2011 (Accession Number 0001193125-11-017014).

(h)(4)	Form of Transfer Agency Services Agreement between Highland Funds II and BNY Mellon Investment Servicing (US) Inc., previously filed with the Commission on February 18, 2011 (Accession Number 0001193125-11-040501).

(h)(5)	Form of Exhibit A to Transfer Agency Services Agreement between Highland Funds II and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (13)(e) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14, previously filed with the Commission on August 25, 2011 (Accession Number 0000950123-11-080210).

(h)(6)	Form of Exhibit A to Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc. and Highland Funds II, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(h)(7)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 30 to the Registration Statement, previously filed with the Commission on January 25, 2000 (Accession Number 0000889812-00-000162).

(h)(8)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 34 to the Registration Statement, previously filed with the Commission on January 26, 2001 (Accession Number 0000912057-01-002924).

Exhibit No.	Description of Exhibit
(h)(9)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 38 to the Registration Statement, previously filed with the Commission on January 27, 2003 (Accession Number 0001047469-03-002642).

(h)(10)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 40 to the Registration Statement, previously filed with the Commission on January 27, 2004 (Accession Number 0001193125-04-009423).

(h)(11)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 42 to the Registration Statement, previously filed with the Commission on January 28, 2005 (Accession Number 0001193125-05-013784).

(h)(12)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 43 to the Registration Statement, previously filed with the Commission on January 27, 2006 (Accession Number 0001193125-06-013683).

(h)(13)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 44 to the Registration Statement, previously filed with the Commission on January 24, 2007 (Accession Number 0001193125-07-011497).

(h)(14)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 46 to the Registration Statement, previously filed with the Commission on January 28, 2008 (Accession Number 0001193125-08-013125).

(h)(15)	Expense Limitation Agreement for GE Emerging Markets Equity Fund and GE High Yield Fund, is incorporated herein by reference to Exhibit (h)(5) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 00001193125-08-190223).

(h)(16)	Amended and Restated Expense Limitation Agreement, is incorporated herein by reference to Exhibit (h)(6) to Post-Effective Amendment No. 50 to the Registration Statement, previously filed with the Commission on January 27, 2009 (Accession Number 0001193125-09-011822).

(h)(17)	Management Fee Limitation Agreement for the GE Money Market Fund dated March 11, 2009 between GE Asset Management Incorporated and GE Funds, is incorporated herein by reference to Exhibit (h)(8) to Post-Effective Amendment No. 52 to the Registration Statement, previously filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094162).

(h)(18)	Supplemental Advisory Fee Waiver Agreement for the GE Money Market Fund dated January 29, 2010 between GE Asset Management Incorporated and GE Funds, is incorporated herein by reference to Exhibit (h)(14) to Post Effective Amendment No. 55 to the Registration Statement, previously filed with the Commission on January 29, 2010 (Accession Number 0001193125-10-015938).

(h)(19)	Amended and Restated Expense Limitation Agreement for the GE Money Market Fund dated January 29, 2010 between GE Asset Management Incorporated and GE Funds, is incorporated herein by reference to Exhibit (h)(15) to Post Effective Amendment No. 55 to the Registration Statement, previously filed with the Commission on January 29, 2010 (Accession Number 0001193125-10-015938).

(h)(20)	Amended and Restated Expense Limitation Agreement among GE Funds and GE Asset Management Incorporated dated January 29, 2010, is incorporated herein by reference to Exhibit (h)(16) to Post Effective Amendment No. 55 to the Registration Statement, previously filed with the Commission on January 29, 2010 (Accession Number 0001193125-10-015938).

Exhibit No.	Description of Exhibit
(h)(21)	Reserved.

(h)(22)	Form of Administration Services Agreement between Highland Funds II and BNY Mellon Investment Servicing (US) Inc., previously filed with the Commission on February 18, 2011 (Accession Number 0001193125-11-040501).

(h)(23)	Reserved.

(h)(24)	Form of Administration Services Agreement between Highland Funds II and Highland Funds Asset Management, L.P. is incorporated herein by reference to Exhibit (13)(u) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14, previously filed with the Commission on August 25, 2011 (Accession Number 0000950123-11-080210).

(h)(25)	Form of Administration Services Agreement between Highland Funds Asset Management, L.P. and Highland Funds II, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(h)(26)	Form of Sub-Administration Services Agreement between Highland Funds Asset Management, L.P. and BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Exhibit (13)(v) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14, previously filed with the Commission on August 25, 2011 (Accession Number 0000950123-11-080210).

(h)(27)	Form of Sub-Administration Services Agreement between Highland Funds Asset Management, L.P. and BNY Mellon Investment Servicing (US) Inc., previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(h)(28)	Form of Fund Accounting Services Agreement between Highland Funds II and BNY Mellon Investment Servicing (US) Inc., previously filed with the Commission on February 18, 2011 (Accession Number 0001193125-11-040501).

(h)(29)	Form of Exhibit A to Accounting Services Agreement between Highland Funds II and BNY Mellon Investment Servicing (US) Inc, is incorporated herein by reference to Exhibit (13)(x) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14, previously filed with the Commission on August 25, 2011 (Accession Number 000950123-11-080210).

(h)(30)	Form of Exhibit A to Accounting Services Agreement between Highland Funds II and BNY Mellon Investment Servicing (US) Inc., previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(i)	None.

(j)	Consent of Independent Registered Public Accounting Firm — filed herewith as Exhibit (j).

(k)	Not applicable.

(l)(1)	Purchase Agreement, is incorporated herein by reference to Exhibit 13 to Pre-Effective Amendment No. 4 to the Registration Statement, previously filed with the Commission on January 5, 1993.

(l)(2)	Form of Purchase Agreement for GE Mid-Cap Growth Fund and GE International Income Fund, is incorporated herein by reference to Exhibit 13(c) to Post-Effective Amendment No. 12 to the Registration Statement, previously filed with the Commission on June 17, 1994.

(l)(3)	Form of Purchase Agreement for Short-Term Government Fund and International Equity Fund.*

(l)(4)	Services Agreement, dated as of December 12, 2008 between GE Investment Distributors, Inc. and GE Asset Management Incorporated, is incorporated herein by reference to Exhibit (h)(7) to

Exhibit No.	Description of Exhibit
Post-Effective Amendment No. 50 to the Registration Statement, previously filed with the Commission on January 27, 2009 (Accession Number 0001193125-09-011822).

(m)(1)	Form of Amended Shareholder Servicing Plan, is incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 3 to the Registration Statement, previously filed with the Commission on September 1, 1993.

(m)(2)	Form of Amended and Restated Shareholder Servicing and Distribution Plan, is incorporated herein by reference to Exhibit 15(a) to Post-Effective Amendment No. 5 to the Registration Statement, previously filed with the Commission on November 18, 1993.

(m)(3)	Form of Amended and Restated Shareholder Servicing and Distribution Plan, is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 28 to the Registration Statement, previously filed with the Commission on July 7, 1999 (Accession Number 0000889812-99-002088).

(m)(4)	Form of Amended and Restated Shareholder Servicing and Distribution Plan for Short-Term Government Fund, is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 28 to the Registration Statement, previously filed with the Commission on July 7, 1999 (Accession Number 0000889812-99-002088).

(m)(5)	Form of Amended and Restated Shareholder Servicing and Distribution Plan, is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 28 to the Registration Statement, previously filed with the Commission on January 27, 2003 (Accession Number 0001047469-03-002642).

(m)(6)	Form of Amended and Restated Shareholder Servicing and Distribution Plan for Short-Term Government Fund, is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 38 to the Registration Statement, previously filed with the Commission on January 27, 2003 (Accession Number 0001047469-03-002642).

(m)(7)	Form of Amended and Restated Shareholder Servicing and Distribution Plan, is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 46 to the Registration Statement, previously filed with the Commission on January 28, 2008 (Accession Number 0001193125-08-013125).

(m)(8)	Form of Amended and Restated Shareholder Servicing and Distribution Plan for Short-Term Government Fund, is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 46 to the Registration Statement, previously filed with the Commission on January 28, 2008 (Accession Number 0001193125-08-013125).

(m)(9)	Fourth Amended and Restated Shareholder Servicing and Distribution Plan, is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(m)(10)	Form of Shareholder Servicing and Distribution Plan, is incorporated herein by reference to Exhibit (7)(m) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14, previously filed with the Commission on September 14, 2011 (Accession Number 0000950123-11-084448).

(m)(11)	Rule 12b-1 Distribution Plan, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(n)(1)	Rule 18f-3 Plan, is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 16 to the Registration Statement, previously filed with the Commission on October 6, 1995.

Exhibit No.	Description of Exhibit
(n)(2)	Written Plan Adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, is incorporated herein by reference to Exhibit (o) to Post-Effective Amendment No. 28 to the Registration Statement, previously filed with the Commission July 7, 1999 (Accession Number 0000889812-99-002088).

(n)(3)	Written Plan Adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 46 to the Registration Statement, previously filed with the Commission January 28, 2008 (Accession Number 0001193125-08-013125).

(n)(4)	Written Plan Adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended, is incorporated herein by reference to Exhibit (n) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(n)(5)	Form of Fifth Amended and Restated Rule 18f-3 Multiple Class Plan, is incorporated herein by reference to Exhibit (10)(n) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14, previously filed with the Commission on September 14, 2011 (Accession Number 0000950123-11-084448).

(n)(6)	Sixth Amended and Restated Rule 18f-3 Multiple Class Plan, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(o)	Not applicable.

(p)(1)	GEAM Code of Ethics, is incorporated herein by reference to Exhibit p to Post-Effective Amendment No. 32 to the Registration Statement, previously filed with the Commission on April 25, 2000 (Accession Number 0000889812-00-001903).

(p)(2)	GEFA Code of Ethics, is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 33 to the Registration Statement, previously filed with the Commission on November 22, 2000 (Accession Number 0001125282-00-000779).

(p)(3)	State Street Global Advisors Code of Ethics, is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 34 to the Registration Statement, previously filed with the Commission on January 26, 2001 (Accession Number 0000912057-01-002924).

(p)(4)	Palisade Capital Management, L.L.C. Code of Ethics, is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 34 to the Registration Statement, previously filed with the Commission on January 26, 2001 (Accession Number 0000912057-01-002924).

(p)(5)	Miller, Andersen & Sherrerd Code of Ethics, is incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 34 to the Registration Statement, previously filed with the Commission on January 26, 2001 (Accession Number 0000912057-01-002924).

(p)(6)	SSgA Funds Management (“SSgA”) Code of Ethics, is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 35 to the Registration Statement, previously filed with the Commission on November 28, 2001 (Accession Number 0000912057-01-541184).

(p)(7)	Morgan Stanley Investments LP Code of Ethics, is incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 35 to the Registration Statement, previously filed with the Commission on November 28, 2001 (Accession Number 0000912057-01-541184).

(p)(8)	Palisade Capital Management, L.L.C. Code of Ethics, is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 36 to the Registration Statement, previously filed with the Commission on January 25, 2002 (Accession Number 0000912057-02-002638).

Exhibit No.	Description of Exhibit
(p)(9)	Champlain Investment Partners, LLC Code of Ethics, is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(p)(10)	GlobeFlex Capital, LP Code of Ethics, is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(p)(11)	SouthernSun Asset Management, Inc. Code of Ethics, is incorporated herein by reference to Exhibit (p)(7) to Post-Effective Amendment No. 49 to the Registration Statement, previously filed with the Commission on September 4, 2008 (Accession Number 0001193125-08-190223).

(p)(12)	Urdang Securities Management, Inc.: Bank of New York Mellon — The Code of Conduct and Interpretative Guidance, is incorporated herein by reference to Exhibit (p)(9) to Post-Effective Amendment No. 52 to the Registration Statement, previously filed with the Commission on April 30, 2009 (Accession Number 0001193125-09-094162).

(p)(13)	Highland Funds Asset Management, L.P. Code of Ethics Policy, previously filed with the Commission on February 18, 2011 (Accession Number 0001193125-11-040501).

(p)(14)	Brookmont Capital Management, LLC, Code of Ethics Policy, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(p)(15)	Anchor Capital Management Group, Inc., Code of Ethics Policy, previously filed with the Commission on October 31, 2011 (Accession Number 0000950123-11-093183).

(p)(16)	Incline Capital, LLC Code of Ethics Policy is incorporated herein by reference to Exhibit (p)(16) to Post-Effective Amendment No. 67 to the Registration Statement, previously filed with the Commission on September 22, 2011.

(q)(1)	Power of Attorney, is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 45 to the Registration Statement, previously filed with the Commission on November 28, 2007 (Accession Number 0001193125-07-254705).

(q)(2)	Power of Attorney, previously filed with the Commission on July 13, 2011 (Accession Number 0000950123-11-065473).

*	Previously filed.

**	To be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with Registrant
     See Item 31.

Item 30.	Indemnification
     Reference is made to Article IV of the Declaration of Trust of Highland Funds (“Registrant”) filed as Exhibit (a) to this Registration Statement. Insofar as indemnification for liability arising under the Securities Act of 1933 as amended (the “Securities Act”), may be permitted for Trustees, officers and controlling persons of Registrant pursuant to provisions of Registrant’s Declaration of Trust, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Advisers
     (a) The description of the business of Highland Funds Asset Management, L.P. (“HFAM”), the investment adviser, is set forth under the caption “Management of the Fund” in the Prospectus and under the caption “Management of the Trust” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of HFAM is set forth in its Form ADV, on file with the SEC (801-69968), and is incorporated herein by reference.
     (b) The description of the business of Anchor Capital Management Group, Inc. (“Anchor”), the investment sub-adviser for Highland Alpha Trend Strategies Fund (the “Fund”), is set forth under the caption “Management of the Fund” in the Fund’s Prospectus and under the caption “Management of the Trust” in the Fund’s SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of Anchor is set forth in its Form ADV, on file with the SEC (801-61643), and is incorporated herein by reference.

Item 32.	Principal Underwriters
     (a) BNY Mellon Distributors Inc. (the “Underwriter”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA. As of July 26, 2011, the Underwriter acted as principal underwriter for the following investment companies:
Aston Funds
E.I.I. Realty Securities Trust
FundVantage Trust
GuideStone Funds
Highland Funds I
Highland Funds II
The Industry Leaders Fund
Kalmar Pooled Investment Trust
Matthews International Funds, dba Matthews Asia Funds
Metropolitan West Funds
The Motley Fool Funds Trust
New Alternatives Fund, Inc.
Old Westbury Funds, Inc.
The RBB Fund, Inc.
Stratton Multi-Cap Fund, Inc.
Stratton Real Estate Fund, Inc.
The Stratton Funds, Inc.
The Torray Fund
     (b) The Underwriter is a Massachusetts corporation located at 760 Moore Road, King of Prussia, PA 19406. The Underwriter is a wholly-owned subsidiary of BNY Mellon Distributors Holdings Inc., a wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded company.
The following is a list of the directors and executive officers of the Underwriter:

(1) Name and Principal Business	(2) Positions and Offices with	(3) Positions and Offices with
Address	Underwriter	Registrant
John F. Fulgoney	Director	January 11, 2011
Michael DeNofrio	Director	April 26, 2007
Steven Turowski	Director	August 30, 2007
Dennis J. Westley	Director	March 4, 2008

(1) Name and Principal Business	(2) Positions and Offices with	(3) Positions and Offices with
Address	Underwriter	Registrant
Scott P. LaVasseur	Director	February 16, 2011
John F. Fulgoney	President and Chief Executive Officer	January 18, 2011
Bruno Di Stefano	Vice President	April 11, 2007
Susan K. Moscaritolo	Vice President, Secretary and Clerk	VP — April 11, 2007 Secretary and Clerk — May 29, 2007
Matthew O. Tierney	Treasurer and Financial Operations Principal, Chief Financial Officer	August 19, 2008
Felicia Antonio	Chief Compliance Officer	August 27, 2010
Jodi Jamison	Chief Legal Officer	April 11, 2007
Ellen C. Krause	Chief Risk Officer	March 26, 2009
John J. Munera	Anti-Money Laundering Officer	April 11, 2007
Ronald Berge	Vice President	February 16, 2011
Dianna A. Stone	Assistant Secretary and Assistant Clerk	November 27, 2007
Kevin D. Peterson	Assistant Treasurer — Tax	July 1, 2010
Gary E. Abbs	Assistant Treasurer — Tax	July 1, 2010
Joanne S. Huber	Assistant Treasurer — Tax	July 1, 2010
Barbara J. Parrish	Assistant Secretary	July 1, 2010
Mary Lou Olinski	Assistant Secretary	July 1, 2010
Cristina Rice	Assistant Secretary	July 1, 2010

*	The principal business address for each individual is BNY Mellon Distributors Inc., 760 Moore Rd., King of Prussia, PA 19406
(c)	Not applicable.

Item 33.	Location of Accounts and Records
(1)	BNY Mellon Investment Servicing (US) Inc., 101 Sabin Street, Pawtucket, RI, 02860 (records relating to its function as transfer agent and accounting services agent).
(2)	BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA, 19406 (records relating to its function as distributor).
(3)	PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA, 19153 (records relating to its function as custodian).
(4)	Highland Funds Asset Management, L.P., 13455 Noel Road, NexBank Tower Suite 800, Dallas, TX, 75240, which will be relocating to 300 Crescent Court, Suite 700, Dallas, Texas 75201, on or about January 1, 2012 (records relating to its function as adviser and as administrator).
(5)	BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA, 19406 (records relating to its function as sub-administrator).

Item 34.	Management Services
     Not applicable.

Item 35.	Undertakings
     Not applicable.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 75 to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 75 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas, State of Texas on this 9th day of November, 2011.

By:	/s/ R. Joseph Dougherty*
R. Joseph Dougherty
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registrant’s Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ R. Joseph Dougherty* R. Joseph Dougherty	Chairman of the Board, President and Chief Executive Officer	November 9, 2011

/s/ Timothy K. Hui* Timothy K. Hui	Trustee	November 9, 2011

/s/ Scott F. Kavanaugh* Scott F. Kavanaugh	Trustee	November 9, 2011

/s/ James F. Leary* James F. Leary	Trustee	November 9, 2011

/s/ Bryan A. Ward* Bryan A. Ward	Trustee	November 9, 2011

/s/ Brian Mitts* Brian Mitts	Treasurer (Principal Financial Officer and Principal Accounting Officer)	November 9, 2011

*By:	/s/Ethan Powell
Ethan Powell
Attorney-in-Fact
November 9, 2011

Exhibit Index

Exhibit No.
(j)	Consent of Independent Registered Public Accounting Firm